LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED MARCH 10, 2011 TO THE

SUMMARY PROSPECTUSES AND PROSPECTUSES, EACH DATED

APRIL 30, 2010, OF

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

CLASS I AND CLASS II

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated April 30, 2010, as supplemented on May 21, 2010 and March 10, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented on May 21, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

The following text replaces the section titled “Management – Portfolio managers” in the fund’s Summary Prospectus and in the fund’s Prospectus:

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan and Keith J. Gardner. Messrs. Leech, Walsh and Buchanan have been portfolio managers for the fund since 2006. Mr. Gardner has been a portfolio manager for the fund since 2007. These portfolio managers work together with a broader investment management team.

The following text replaces the section titled “More on fund management – Portfolio managers” in the fund’s Prospectus:

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for a fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for each fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of this fund are S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan and Keith J. Gardner. Messrs. Leech, Walsh and Buchanan have been portfolio managers of the fund since 2006. Mr. Gardner has been a portfolio manager of the fund since 2007. Messrs. Leech, Walsh, Buchanan and Gardner are portfolio managers with Western Asset and have been employed by Western Asset for more than five years.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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